ACCELERATING QUALITY GROWTH

# Enterprise Financial Services Corp Investor Presentation

PETER F. BENOIST, PRESIDENT & CEO
KEENE S. TURNER, CFO
SCOTT R. GOODMAN, PRESIDENT, ENTERPRISE BANK & TRUST

ENTERPRISE FINANCIAL®
TALENT · STRENGTH · PASSION

# *Forward-Looking Statement*

Some of the information in this report contains "forward-looking statements" within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption "Risk Factors" of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company's actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

# Company Snapshot

## ENTERPRISE BANK

**$3.2 Billion**

IN TOTAL ASSETS

## ENTERPRISE TRUST

**$1.4 Billion**

IN ASSETS UNDER ADMINISTRATION


Operates in
Kansas City
St. Louis
Phoenix
MSAs

## SUCCESSFUL BUSINESS MODEL:

Focus on Private Businesses and Owner Families

Relationship Driven

Attract Top Talent in Markets

Product Breadth

- Banking
- Trust & Wealth Management
- Treasury Management

Niche Market Expertise

- Enterprise Value Lending
- Tax Credit-Related Lending and Investments
- Life Insurance Premium Financing
- Asset-Based Lending

Strong Client Satisfaction and Market Image

[1] Financial data as of 6/30/13

ENTERPRISE FINANCIAL

# *Differentiated Business Model: Built for Quality Earnings Growth*

- Focused and Well-Defined Strategy
- Aimed at Business Owners, Executives and Professionals
- Broad Array of Banking Services with Integrated Wealth Management and Planning Services
- Experienced Bankers and Advisors

## Enterprise Bank

Enterprise University
Treasury Management
Personal & Private Banking
Commercial & Business Banking
Mortgage Banking

**PRIVATE BUSINESSES & OWNER FAMILIES**

## Enterprise Trust

Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management

# *A Consistent Focus*

*Clarity of Strategy:* Disciplined Growth Strategy to Enhance Returns and Shareholder Value

*Competency of Execution:* Highly Experienced Management Team

*Disciplined Lending:* Targeting Appropriate Loan Mix, Pricing and Growth to Market Conditions

*Favorable Deposit Mix:* Core Deposit Funding

*Effective Risk Management:* Strict Underwriting Standards, Controlled Interest Rate Risk, Prudent Capital Management

# *Enterprise University: A Key Differentiator*

## Unique Educational Offering for Clients and Prospects

- Vehicle to Attract, Build and Further Strengthen Relationships
- More Than 30 High-impact Workshops Offered Semi-annually To More than 10,000 Participants to Date
- Works to Enhance the Enterprise Brand Among Target Client Audience: Business Owners



The Alpha and Omega

# Strong Niche Focus in Tax Credit Lending and Investment

## *Allocatee of Federal New Markets Tax Credits (NMTC)*

Enterprise Awarded $35 Million in 2011, $40 Million in 2013

Few Banks Awarded NMTC, Facilitating Equity Investments in Commercial And Real Estate Projects

Generates Fees for Providing Credits and Creates Additional Lending Opportunities

---

## *Expertise In Complex Historic Tax Credit, Missouri Affordable Housing And Federal NMTC Leveraged Lending*

$123 Million in Loans Outstanding

Premium Pricing and Fee Opportunities

---

## *Missouri State Tax Credit Brokerage*

Credits Purchased at Discount and Sold to High Net Worth Clients

Generated $2.2 Million in Revenue in 2012 and $2.5 Million in 2013

# Additional Market Niches

## *Enterprise Value Lending*

M&A-Related Lending, Partnering with PE and VC Firms

$134 Million in Loans Outstanding

Risk Adjusted, Performance Based Pricing

---

## *Life Insurance Premium Financing*

$161 Million in Current Loans Outstanding, $790,000 in Loan Fees in 2013

Attractive Pricing and Fee Opportunities, Targeted to High Net Worth Market

---

## *Asset-Based Lending*

Secured Lending Alternative for C&I Businesses

Highly Experienced Team of Specialists

$58 Million Outstanding

ENTERPRISE FINANCIAL

# *Strong Track Record of Success in St. Louis*

*7th* Ranked in Deposit Share, Largest Publicly Held Bank Based in St. Louis*

*$1.5* Billion in Loans

*$1.2* Billion in Deposits

*$1.3* Billion Wealth Management Business

Attracting *Top Level* Bankers

Consistent Ability to Produce Loan Growth – *16% CAGR in C&I Loans* over Past Five Years

| DOLLARS IN MILLIONS | 12/31/08 | 12/31/13 | 5 YEAR CAGR |
|---|---|---|---|
| TOTAL LOANS | $1,191 | $1,531 | 5% |
| C&I LOANS | $369 | $788 | 16% |

*Excludes Bank Units of Scottrade, TIAA-Cref and Stifel Nicolaus, 6/30/13 FDIC data

ENTERPRISE FINANCIAL

# Market-Leading Client Satisfaction

## CLIENT SATISFACTION COMPARED TO FOUR LARGEST COMPETITORS



37%
60%
56%
51%
79%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2013; Businesses with $1 – 50 million in sales located in St. Louis, percent "excellent" satisfaction ratings

# Kansas City: Growth Opportunity

Deposit Market Share Has Increased *to 12th from 16th* with FNBO Acquisition in 2011

*$508 Million* in Loans,
*$570 Million* in Deposits

Expanded our Footprint in Desirable *Johnson County* Portion of MSA

Enterprise Now Has a *Platform* to Attract More Middle Market Businesses, *Recruit* Top Talent and Deploy *Niche* Lending Programs

Similarity to St. Louis' *Stable and Diverse Economic Profile* Enables Similar Market Strategies

Source: 6/30/13 FDIC data

# Phoenix: Growth Opportunity

## Fastest-Growing Market

| | PHOENIX | ST. LOUIS | KANSAS CITY |
|---|---|---|---|
| Businesses with 5-500 Employees | 39,180 | 33,151 | 25,523 |
| Millionaire Households | 80,128 | 57,587 | 42,607 |
| 5 Year Projected Population Growth | 5.91% | 0.53% | 2.66% |

## Rebounding Economy

Ranked 3rd Nationally in Metropolitan GDP Growth and 5th in Home Price Increases for 1Q 2013

## Highly Concentrated Banking Market

Top Three Banks Control 74% of the Market

Attractive Environment for Private Business-focused, High-Service Model

## Established Foothold

$99 Million in Portfolio Loans, $101 Million in Deposits

Branches in Central Phoenix Commercial District and Affluent Scottsdale Market

Sources: US Bureau of Labor Statistics, Phoenix International Marketing, Claritas Inc., Brookings Institute, 6/30/13 FDIC data

# FDIC-Assisted Acquisitions

Completed *4 FDIC-Assisted* Transactions Since December 2009

Enabled Quick *Entry into Arizona, providing access to* Attractive *Scottsdale* Market

Added Significant Scale and Market Presence in *Kansas City*

Significant Net Revenue Contribution

| 2012 | 2013 |
|---|---|
| $23,441 | $28,265 |

Dollars in Thousands

Estimated Future Accretable Yield of $54 Million

Loss Share Agreements Extend Until Late 2014 at the Earliest and 2021 at the Latest

Accretable yield estimate as of 6/30/13

ENTERPRISE FINANCIAL

# Loan Portfolio Mix



4Q 2013
$1,041.6
$2,137.3
4Q 2011
$763.2
$1,897.1
$0
$1 Bil
$2 Bil
C&I Loans
Total Loans



2011
TOTAL LOANS*: $1,897MM
2013
$2,137MM
Residential RE, Consumer & Other
10%
10%
C&I
49%
40%
Owner Occupied RE
16%
18%
Construction Res RE
5%
7%
Investor RE
20%
25%

*C&I Loans Up 37% Over Past Two Years*

* Excluding Purchase Credit Impaired Loans

# Deposit Mix


CDs
29%
25%
DDA
21%
26%
2011
2013

DDA up 12% over past two years

Core Funded: Brokered CDs less than 6%


2011
TOTAL DEPOSITS: $2,791MM
2013
$2,535MM
DDA
26%
21%
Other
9%
8%
CD
25%
29%
41%
41%
MMA

*Larger DDA Base, Smaller CD Base Lowering Cost of Deposits*

ACCELERATING QUALITY GROWTH

# Financial Performance

ENTERPRISE FINANCIAL

# *Three Year EPS*


In millions
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$1.34
0.74%
$0.62
$0.72
$1.41
0.78%
$0.48
$0.93
$1.73
1.06%
$0.50
$1.23
2011
2012
2013
Core Eps
Loss Share EPS
ROAA

ENTERPRISE FINANCIAL

# Rapid Growth in Core Earnings

DOLLARS IN MILLIONS, PRE-TAX


31.2%
$20.2
$26.5
$34.6
2011
2012
2013

| CORE PRE-TAX EARNINGS AS % OF TOTAL: | 52.8% | 61.9% | 69.1% |
|---|---|---|---|

*Strong Growth in Core Earnings; Loss Share Assets Still Contributing Significantly*

ENTERPRISE FINANCIAL

# Protecting Core Net Interest Margin



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.94%
4.12%
4.78%
5.10%
4.75%
4.71%
4.55%
3.49%
3.57%
3.55%
3.55%
3.56%
3.54%
3.54%
$96.4
$103.9
$102.0
$26.1
$25.4
$24.9
$25.7
2011
2012
2013
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Core Margin $ (in millions)
Net Interest Margin
Core Margin

*Covered Assets Bolstering Reported Margin, But Core Margin Remaining Stable*

# Asset Quality



NONPERFORMING LOANS TO LOANS
2.09%
1.84%
0.98%
Peers
EFSC Q4 '12
EFSC Q4 '13



NONPERFORMING ASSETS TO ASSETS
1.71%
1.44%
0.90%
Peers
EFSC Q4 '12
EFSC Q4 '13



NET CHARGE-OFFS TO AVERAGE LOANS LTM
0.64%
0.26%
0.30%
Peers
EFSC 2012
EFSC 2013

*Asset Quality Returning to 2008 Levels*

Peers are banks used in our 2013 Proxy Peers

Source: SNL, median %

ENTERPRISE FINANCIAL

# Provision for Loan Losses – Portfolio Loans



Provision
NCO/Avg Loans
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$13.3
0.99%
$8.8
0.64%
0.30%
-$0.6
2011
2012
2013

*Asset quality improvements resulted in a materially reduced provision for loan losses*

ENTERPRISE FINANCIAL

# *Fee Income*



Tax Credit Brokerage 9%
Sale of Securities 5%
Wealth Mgmt. 25%
Misc. Other 15%
Service Charges 34%
Sale of Real Estate 12%

## FEE INCOME COMPONENTS

| Dollars in thousands | 2013 | 2012 |
|---|---|---|
| Wealth Mgmt. Revenue | $ 7,118 | $ 7,300 |
| Service Charges and Other Fees | 9,543 | 8,168 |
| Sale of Other Real Estate | 3,363 | 2,225 |
| State Tax Credit Brokerage, Net | 2,503 | 2,207 |
| Fee Income | $ 22,527 | $ 19,900 |
| Sale of Securities | 1,295 | 1,156 |
| Miscellaneous Income | 4,250 | 2,897 |
| Change in FDIC Loss Share Receivable | ($ 18,173) | ($14,869) |
| Total Noninterest Income | $ 9,899 | $ 9,084 |

*Diverse Fee Income Revenue Streams*

Note: Excludes change in FDIC Loss Share Receivable

# Noninterest Expense Trend



$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
58.9%
56.7%
62.4%
$76.7
$85.8
$90.6
$20.3
$21.0
$21.0
$28.2
2011
2012
2013
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Noninterest Expense (in millions)
Efficiency Ratio

ENTERPRISE FINANCIAL

# Noninterest Expense Detail



$21,007
$3,494
$2,590
$840
$269
$28,200
Q3 2013
Additional Incentives & Compensation
FHLB Prepayment
Branch Sale Expense
Other
Q4 2013

ENTERPRISE FINANCIAL

# Capital Ratios

TANGIBLE COMMON EQUITY/TANGIBLE ASSETS


5.15%
4.99%
6.02%
7.78%
2010
2011
2012
2013

TIER 1 COMMON EQUITY RATIO


7.16%
7.32%
7.70%
10.08%
2010
2011
2012
2013

- *Redeemed CPP Preferred Stock in 2012 Without Concurrent Capital Raise*
- *Material Progress to Bolster Capital Levels and Position for Growth*

ENTERPRISE FINANCIAL

# Total Shareholder Return



Total Return
42%
67%
69%
1 year
3 year
5 year



ROE
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.12%
12.67%
11.21%
12.78%
2010
2011
2012
2013

*One, Three and Five Year Returns are Strong*

ENTERPRISE FINANCIAL

ACCELERATING QUALITY GROWTH

# Strategic Focus

ENTERPRISE FINANCIAL

# Industry Headwinds

## *Addressing persistently low rates*

Adherence to ROE based loan pricing model

Niche lending markets provide enhanced yields

Driving higher efficiency and productivity

**NONINTEREST EXPENSES/ASSETS (LTM)**


2.77%
2.90%
2.65%
Peers 2013
EFSC 2013
EFSC 2012

Branch network rationalization

Technology investments and selective cost reductions

## *Managing interest rate risk*

Maintaining modest asset sensitivity (200 bp rate shock increases NII by 6.4%)

Maintaining roughly 60%/40% mix of floating/fixed rate loans with an average duration of 3.1 years

High-quality, cash-flowing securities portfolio with 5 year average duration

Significant stable base of DDA

Source: SNL, median %

ENTERPRISE FINANCIAL

# *Investment Thesis*

Highly Focused, *Proven* Business Model

Strong Track Record of *Commercial Loan Growth*

Key Differentiators and Competitive Advantages Position Enterprise to *Continue Capturing Market Share* and Acquiring Top Banking Talent

Opportunity to Replicate Enviable St. Louis Model in *Kansas City* and *Phoenix*

Successfully Executing Strategy and Delivering Accelerating Financial Results to Enhance *Shareholder Value*

# Shareholder Equity to Tangible Common Equity and Total Assets to Tangle Assets

| | At the Years Ended | | | |
|---|---|---|---|---|
| | Dec 31 | Dec 31 | Dec 31 | Dec 31 |
| (In thousands) | 2013 | 2012 | 2011 | 2010 |
| Shareholders' equity | $ 279,705 | $ 235,745 | $ 239,565 | $ 179,801 |
| Less: Preferred stock | 0 | 0 | (33,293) | (32,519) |
| Less: Goodwill | (30,334) | (30,334) | (30,334) | (2,064) |
| Less: Intangible assets | (5,418) | (7,406) | (9,285) | (1,223) |
| Tangible common equity | $ 243,953 | $ 198,005 | $ 166,653 | $ 143,995 |
| | | | | |
| Total assets | $ 3,170,197 | $ 3,325,786 | $ 3,377,779 | $ 2,800,199 |
| Less: Goodwill | (30,334) | (30,334) | (30,334) | (2,064) |
| Less: Intangible assets | (5,418) | (7,406) | (9,285) | (1,223) |
| Tangible assets | $ 3,134,445 | $ 3,288,046 | $ 3,338,160 | $ 2,796,912 |
| | | | | |
| Tangible common equity to tangible assets | 7.78% | 6.02% | 4.99% | 5.15% |

ENTERPRISE FINANCIAL

# Tier 1 Common Equity to Risk-Weighted Assets

| | At the Years Ended | | | |
|---|---|---|---|---|
| (In thousands) | Dec 31 2013 | Dec 31 2012 | Dec 31 2011 | Dec 31 2010 |
| Shareholders' equity | $ 279,705 | $ 235,745 | $ 239,565 | $ 179,801 |
| Less: Goodwill | (30,334) | (30,334) | (30,334) | (2,064) |
| Less: Intangible assets | (5,418) | (7,406) | (9,285) | (1,223) |
| Plus (Less): Unrealized losses (unrealized gains) | 4,380 | (7,790) | (3,602) | 573 |
| Plus: Qualifying trust preferred securities | 60,100 | 78,600 | 79,874 | 59,953 |
| Other | 57 | 55 | 57 | 59 |
| Tier 1 capital | 308,490 | 268,870 | 276,275 | 237,099 |
| Less: Preferred stock | - | - | (33,293) | (32,519) |
| Less: Qualifying trust preferred securities | (60,100) | (78,600) | (79,874) | (59,953) |
| Tier 1 common equity | 248,390 | 190,270 | 163,108 | 144,627 |
| Total risk-weighted assets | $ 2,463,605 | $ 2,471,668 | $ 2,227,958 | $ 2,021,136 |
| Tier 1 common equity to risk-weighted assets | 10.08% | 7.70% | 7.32% | 7.16% |

# *Net Interest Margin to Core Net Interest Margin*

| | For the Years ended | | |
|---|---|---|---|
| | Dec 31, 2013 | Dec 31, 2012 | Dec 31, 2011 |
| Net interest income (fully tax equivalent) | $ 137,375 | $ 143,795 | $ 113,991 |
| Less: Incremental accretion income | (35,347) | (39,921) | (17,582) |
| Core net interest income | $ 102,028 | $ 103,874 | $ 96,409 |
| | | | |
| Average earning assets | $ 2,875,765 | $ 2,909,532 | $ 2,766,241 |
| Reported net interest margin | 4.78% | 4.94% | 4.12% |
| Core net interest margin | 3.55% | 3.57% | 3.49% |

| | For the Quarters ended | | | |
|---|---|---|---|---|
| | Dec 31, 2013 | Sep 30, 2013 | June 30, 2013 | March 31, 2013 |
| Net interest income (fully tax equivalent) | $ 33,011 | $ 33,101 | $ 33,841 | $ 37,422 |
| Less: Incremental accretion income | (7,315) | (8,178) | (8,491) | (11,363) |
| Core net interest income | $ 25,696 | $ 24,923 | $ 25,350 | $ 26,059 |
| | | | | |
| Average earning assets | $ 2,880,991 | $ 2,789,314 | $ 2,858,701 | $ 2,976,054 |
| Reported net interest margin | 4.55% | 4.71% | 4.75% | 5.10% |
| Core net interest margin | 3.54% | 3.54% | 3.56% | 3.55% |

ENTERPRISE FINANCIAL

# Q & A

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION